Item 12 (a)(2).  Exhibits.
Certifications

I, Christopher W. Claus, certify that:

1. I have reviewed the reports on Form N-CSR/S for the period ending June 30, 2010 for the following funds of USAA MUTUAL FUNDS TRUST:

    S&P 500 INDEX FUND, REWARD SHARES          S&P 500 INDEX FUND, MEMBER SHARES
    TOTAL RETURN STRATEGY FUND                 EXTENDED MARKET INDEX FUND
    NASDAQ-100 INDEX FUND                      TARGET RETIREMENT INCOME FUND
    TARGET RETIREMENT 2020 FUND                TARGET RETIREMENT 2030 FUND
    TARGET RETIREMENT 2040 FUND                TARGET RETIREMENT 2050 FUND
    GLOBAL OPPORTUNITIES FUND

2. Based on my knowledge, these reports do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by these reports;

3. Based on my knowledge, the financial statements, and other financial information included in these reports, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in these reports;

4. The Registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

    (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which these reports are being prepared;

    (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

    (c) Evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in these reports our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

    (d) Disclosed in these reports any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

5. The Registrant's other certifying officer(s) and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

    (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize, and report financial information; and

    (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.


  Date:  08/25/2010                          /s/ CHRISTOPHER W. CLAUS
  __________________________                 ___________________________________
                                             Christopher W. Claus
                                             President





I, Roberto Galindo, Jr., certify that:

1. I have reviewed the reports on Form N-CSR/S for the period ending June 30, 2010 for the following funds of USAA MUTUAL FUNDS TRUST:

    S&P 500 INDEX FUND, REWARD SHARES          S&P 500 INDEX FUND, MEMBER SHARES
    TOTAL RETURN STRATEGY FUND                 EXTENDED MARKET INDEX FUND
    NASDAQ-100 INDEX FUND                      TARGET RETIREMENT INCOME FUND
    TARGET RETIREMENT 2020 FUND                TARGET RETIREMENT 2030 FUND
    TARGET RETIREMENT 2040 FUND                TARGET RETIREMENT 2050 FUND
    GLOBAL OPPORTUNITIES FUND

2. Based on my knowledge, these reports do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by these reports;

3. Based on my knowledge, the financial statements, and other financial information included in these reports, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in these reports;

4. The Registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

    (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which these reports are being prepared;

    (b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

    (c) evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in these reports our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based such evaluation; and

    (d) disclosed in these reports any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

5. The Registrant's other certifying officer(s) and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

    (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize, and report financial information; and

    (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.


   Date:  08/25/2010                           /s/ ROBERTO GALINDO, JR.
  ______________________                       _______________________________
                                               Roberto Galindo, Jr.
                                               Treasurer